UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 6, 2013

Vantone Realty Corporation

(Exact name of registrant as specified in its charter)

Texas	333-179302	45-3051284
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

12520 A1 Westheimer #138, Houston, Texas 77077
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (281)-575-0636

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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Item 5.03: Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change of Name to VANJIE Corporation

Effective November 6th, 2013, Vantone Realty Corporation, ( the "Company" ) changed its name to Vanjie Corporation. The Company has amended Article 1 of its Certificate of Incorporation to reflect this new name.

Item 9.01	Financial Statements and Exhibits

3.3	Amendment to the Articles of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vanjie Corporation

/s/ Tian Su Hua
Chief Executive Officer and Chief Financial Officer Director

Date: November 8, 2013

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